Exhibit 99.1

GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

TABLE OF CONTENTS

DECEMBER 31, 2020 AND 2019

INDEPENDENT AUDITORS’ REPORT

To the Member

Gemini Direct Investments, LLC and Subsidiaries

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Gemini Direct Investments, LLC and Subsidiaries (excluding TVP Investments, LLC, Media Lodge, Inc., Media Lodge, LLC, GDI Air I, LLC and GDI II, LLC) hereafter referred to as GDI, which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of income, changes in member’s equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Gemini Direct Investments, LLC and Subsidiaries as of December 31, 2020 and 2019, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 2, GDI merged with Ammo, Inc. subsequent to December 31, 2020. The accompanying consolidated financial statements reflect the accounts of GDI referred to above, excluding the activity and ownership of TVP Investment, LLC, Media Lodge, Inc, Media Lodge, LLC, GDI Air I, LLC, and GDI II Air, LLC. Accordingly these special purpose financial statements are not intended to be a complete presentation of the financial position or results of operations of Gemini Direct Investments, LLC and Subsidiaries taken as a whole. Our opinion is not modified with respect to this matter.

Atlanta, Georgia

May 12, 2021

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2020 AND 2019

	2020	2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$26,454,669	$13,867,684
Accounts receivable, net	6,868,934	2,315,865
Debt securities to be held to maturity	1,960,000	-
Prepaid expenses	490,605	494,469
Total current assets	35,774,208	16,678,018
PROPERTY AND EQUIPMENT, NET	5,830,332	6,136,343
OTHER ASSETS Intangible assets, net	38,996	47,412
Reserve account	975,000	975,000
Due from related parties	26,348,772	18,086,825
Other assets	186,226	122,179
Investment securities, at fair value	13,909,346	17,758,438
Note receivable - related party	28,500,000	28,500,000
Total other assets	69,958,340	65,489,854
TOTAL ASSETS	$111,562,880	$88,304,215

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS – CONTINUED

DECEMBER 31, 2020 AND 2019

LIABILITIES AND MEMBER’S EQUITY

	2020	2019
CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,090,066	$965,253
Accrued distributions	2,153,504	439,089
Due to related parties	7,574,978	5,917,823
Deferred rent	99,064	110,696
Current portion of notes payable	14,865,487	8,301,164
Total current liabilities	25,783,099	15,734,025
NONCURRENT LIABILITIES
Notes payable, net of current portion	36,670,680	51,048,219
Total noncurrent liabilities	36,670,680	51,048,219
TOTAL LIABILITIES	62,453,779	66,782,244
MEMBER’S EQUITY	49,109,101	21,521,971
TOTAL LIABILITIES AND MEMBER’S EQUITY	$111,562,880	$88,304,215

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
REVENUES
Auction revenue	$53,390,987	$24,990,479
Payment processing revenue	-	250,000
Shipping income	2,070,379	612,126
Banner advertising revenue	1,883,993	2,210,714
Product sales	798,839	353,105
Other revenue	737,663	239,706
Total revenues	58,881,861	28,656,130
COST OF REVENUES
Production costs	5,480,536	2,403,463
Selling expenses	1,537,939	852,111
Total cost of revenues	7,018,475	3,255,574
GROSS PROFIT	51,863,386	25,400,556
GENERAL AND ADMINISTRATIVE EXPENSES	11,485,857	10,850,097
OPERATING INCOME	40,377,529	14,550,459
OTHER (EXPENSE) INCOME
Interest expense	(6,486,199)	(9,262,731)
Interest and dividend income	768,723	743,525
Net investment management fees	(488,860)	(157,510)
Net other expense	(6,206,336)	(8,676,716)
NET INCOME	$34,171,193	$5,873,743

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

MEMBER’S EQUITY AT DECEMBER 31, 2018	$26,558,636
Contributed capital	100
Distributions to member	(10,910,508)
Net income	5,873,743
MEMBER’S EQUITY AT DECEMBER 31, 2019	21,521,971
Distributions to member	(6,584,063)
Net income	34,171,193
MEMBER’S EQUITY AT DECEMBER 31, 2020	$49,109,101

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$34,171,193	$5,873,743
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	1,986,050	2,005,743
Amortization of intangible assets	8,416	33,415
Amortization of loan costs	487,989	1,188,228
Changes in assets and liabilities:
Accounts receivable	(4,553,069)	220
Due from related parties	(8,261,947)	28,088,371
Prepaid expenses	3,864	(38,348)
Reserve account	-	(975,000)
Other assets	(64,047)	(57,444)
Accounts payable and accrued expenses	124,813	111,195
Accrued distributions	1,714,415	383,020
Due to related parties	1,657,155	(543,000)
Deferred rent	(11,632)	(8,650)
Net cash provided by operating activities	27,263,200	36,061,493

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – CONTINUED

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internally developed software	$(1,200,007)	$(1,409,423)
Property, equipment and software purchases	(480,032)	(407,539)
Sale of domain name, net	-	335,000
Proceeds from sales of investment securities, net	3,849,092	(46,248,438)
Purchases of debt securities	(1,960,000)	-
Net cash provided by (used in) investing activities	209,053	(47,730,400)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable, net of loan costs	-	62,556,302
Payments on note payable	(8,301,205)	(48,500,000)
Redemption of convertible notes	-	(700,000)
Contributed capital contribution	-	100
Distributions to member	(6,584,063)	(10,910,508)
Net cash (used in) provided by financing activities	(14,885,268)	2,445,894
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,586,985	(9,223,013)
CASH AND CASH EQUIVALENTS AT:
BEGINNING OF YEAR	13,867,684	23,090,697
END OF YEAR	$26,454,669	$13,867,684
SUPPLEMENTAL CASH FLOW DISCLOSURES
Interest paid	$5,864,528	$7,929,338

See accompanying notes to the consolidated financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

1. DESCRIPTION OF BUSINESS

Organization

GB Investments, Inc. (GBI) was organized as a Delaware foreign profit company in June 2007. Until May 2019, GBI owned 100% of TVP Investments, LLC (TVP) and its wholly owned subsidiary, IA Tech, LLC and its wholly owned subsidiaries (IA Tech):

1)	Media Lodge, Inc. (until May 2019)
2)	Cloud Catalyst Technologies, LLC
3)	GunBroker.com, LLC
4)	S&T Logistics, LLC
5)	Enthusiast Commerce, LLC
6)	Outdoor Liquidators, LLC
7)	RightFit Direct, LLC
8)	Outsource Commerce, LLC

As a condition precedent to Note Agreement B (as described further in Note 6), GBI restructured effective May 2019 with the following changes:

1)	Gemini Direct Investments, LLC (GDI) was organized as a Nevada limited liability company and was established as the parent company of GBI.
2)	GBI transferred its ownership in the net assets of TVP to GDI.
3)	IA Tech transferred its ownership in the net assets of one of its subsidiaries, Media Lodge, Inc. to TVP.

Effective May 2019, the restructuring resulted in GDI owning 100% of:

1)	GBI and its wholly owned subsidiaries,
2)	TVP and its wholly owned subsidiary,
3)	Media Lodge, Inc. and its wholly owned subsidiary, GunUp Publishing, Inc. and
4)	Media Lodge, LLC, 90% owned by Media Lodge, Inc. and 10% owned by S&T Logistics, LLC.

In addition, GDI is 100% owner of GDI Air I, LLC and GDI Air II, LLC (collectively, GDI Air).

These consolidated financial statements include the financial results of GDI and subsidiaries for the years ended December 31, 2020 and 2019 except for TVP, Media Lodge, Inc. and subsidiaries and GDI Air as described below.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

1. DESCRIPTION OF BUSINESS – CONTINUED

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of GDI and its wholly-owned subsidiaries:

GBI, IA Tech, GunBroker.com, LLC (GunBroker), S&T Logistics, LLC, Cloud Catalyst Technologies, LLC, Enthusiast Commerce, LLC, Outdoor Liquidators, LLC, Outsource Commerce, LLC and RightFit Direct, LLC (henceforth collectively referred to as the Company).

During 2020 and 2019, TVP, Media Lodge, Inc. and subsidiaries and GDI Air, wholly owned subsidiaries of GDI, were excluded from the consolidated financial statements. See GAAP Departure as further disclosed in Note 2. Media Lodge, Inc. filed for Chapter 11 bankruptcy in 2020.

The Company is comprised of two main business services: An internet auction website and liquidation services.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements of the Company are prepared under the accrual basis of accounting, in accordance with generally accepted accounting principles in the United States of America (GAAP) except as described below.

Basis of Presentation

The accompanying consolidated financial statements are being produced as part of a merger agreement of GDI and Ammo, Inc. For this purpose, the accompanying financial statements include the accounts of Gemini Direct Investments, LLC and all of its subsidiaries (excluding TVP Investments, LLC, Media Lodge, Inc., Media Lodge, LLC, GDI Air 1, LLC and GDI II, LLC). As a result, the significant intercompany balances and transactions of these entities have not been included in consolidation. The consolidation of these entities would impact the financial statements as follows:

	2020 Increase	2019 Increase
TOTAL ASSETS	$4,394,463	$3,729,453
TOTAL LIABILITIES	5,201,315	2,692,029
TOTAL DEFICIT	4,407,523	921,172
TOTAL LIABILITIES AND DEFICIT	$9,608,838	$3,613,201
NET LOSS	$4,040,677	$1,279,678
NET CASH FLOWS	$13,649,515	$4,892,879

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements. Significant estimates include collectability of accounts receivable and depreciation of property and equipment. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company maintains cash balances with several financial institutions which are insured by the Federal Deposit Insurance Corporation within statutory limits. At December 31, 2020 and 2019, the account balances exceeded the federally insured limit by approximately $25,989,000 and $13,506,000, respectively. Management believes no significant credit risk exists at December 31, 2020 and 2019, respectively.

Revenue Recognition

In May 2014, Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry- specific guidance, and has since issued additional amendments to ASU 2014-09. This new standard requires an entity to recognize revenue depicting the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company adopted this guidance as of January 1, 2019.

In accordance with FASB ASU Topic 606, the Company adopted the new revenue recognition standard using the modified retrospective method for all contracts not completed as of the date of adoption. The adoption of ASU Topic 606 had no material impact to the Company’s financial statements.

The Company applies the following five steps:

1.	Identify the contract with a customer: A contract with a customer exists when (i) the Company enters into a contract that has been approved and the parties are committed, (ii) each party’s rights are identified, (iii) payment terms are defined, (iv) the contract has commercial substance and (v) collection is probable.

2.	Identify the performance obligations in the contract: A performance obligation is identified as a promised good or service that is both distinct, meaning the customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer, and are distinct in the context of the contract, meaning the transfer of the good or service is separately identifiable from other promises in the contract. If multiple goods or services are promised within a contract, the Company applies judgment to determine whether those promised goods or services are capable of being distinct and are distinct in the context of the contract. If these criteria are not met, the promised goods or services are accounted for as a single performance obligation.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

3.	Determine the transaction price: The transaction price is the amount of consideration the Company is entitled to receive in exchange for transferring goods or services to customers. The transaction price includes only those amounts to which the company has enforceable rights under the present contract. The Company estimates the amount of variable consideration that should be included in the transaction price utilizing either the expected value method or the most likely amount method. Variable consideration is included in the transaction price if, in the Company’s judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur.

4.	Allocate the transaction price to performance obligations in the contract: If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. If multiple distinct performance obligations are identified within a single contract, the transaction price must be allocated to each separate performance obligation based on the relative stand-alone selling prices of the goods or services in the contract. The best evidence of stand-alone selling prices is the price a company charges for that good or service when the company sells it separately in similar circumstances to similar customers. However, if the goods or services are not sold separately or are only sold separately infrequently or with widely varying prices then the stand-alone selling price is estimated using either the expected cost plus a reasonable margin, an assessment of market prices for similar goods or services or the residual approach.

5.	Recognize revenue when or as the Company satisfies a performance obligation: The Company satisfies performance obligations either over time or at a point in time. Revenue is recognized at the time the related performance obligation is satisfied through the transferring of the promised good or service to the customer.

The Company recognizes revenue as follows:

Auction Revenue: Consists of optional listing fees with variable pricing components based on customer options selected from the GunBroker website and final value fees based on a percentage of the final selling price of the listed item. The performance obligation is to process the transactions as initiated by the customer. Revenue is recognized at a point in time when the transaction is processed.

Payment Processing Revenue: Consists of fees charged to customers on a transactional basis. The performance obligation is to process the transactions as initiated by the customer. The price is set by the GunBroker user agreement on the website based on stand-alone selling prices. Revenue is recognized at a point in time when the transaction is processed.

Shipping Income: Consists of fees charged to customers for shipping of sold items listed on the GunBroker website. The performance obligation is to ship the item sold as initiated by the customer. The price is set based on the third-party service provider selected to be used by the customer as well as the speed and location of shipment. Revenue is recognized at a point in time when the shipping label is printed.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Banner Advertising Campaign Revenue: Consists of fees charged to customers for advertisement placement and impressions generated through the GunBroker website. The performance obligation is to generate the number of impressions specified by the customer on banner advertisements on the GunBroker website using the placement selected by the customer. The price is set by the GunBroker user agreement on the website based on standalone selling prices, or by advertising insertion order as negotiated by media broker. If the number of impressions promised is not generated, the customer receives a refund and the refund is applied to the transaction price. Banner advertising campaigns generally run for one month, and revenue is recognized at a point in time at the end of the selected month.

Product Sales: Consists of fees charged for the liquidation of excess inventory for partner distributors. The performance obligation is to sell and ship the inventory item as initiated by the customer. The price depends on whether the inventory is a fixed price item or an auction item. For a fixed price item, the Company performs research to determine the current market rate for such an item, and the item is listed at that price. For an auction item, the price is set by what the buyer is willing to pay. The Company acts as a principal in these transactions due to the extent of control they have over the product prior to the sale. Due to the principal determination, gross revenue is recognized at a point in time when the item has been shipped.

Identity Verification: Consists of fees charged to customers for identity verification in order to gain access to the GunBroker website. The performance obligation is to process the identity verification as initiated by the customer. The price is set by the GunBroker user agreement on the website based on a stand-alone selling price. Revenue is recognized at a point in time when the identity verification is completed and is included in other revenue.

Recent Accounting Pronouncements

In February 2016 the FASB issued ASU 2016-02, Leases. This update requires the recognition of leased assets and lease obligations by lessees for those leases currently classified as operating leases under existing lease guidance. Short-term leases with a term of 12 months or less are not required to be recognized. The update also requires disclosure of key information about leasing arrangements to increase transparency and comparability among organizations. The accounting for lessors does not fundamentally change except for changes to conform and align guidance to the lessee guidance as well as to the new revenue recognition guidance in FASB ASU 2014-09. This update is effective for the Company’s fiscal year beginning January 1, 2022. The Company is currently evaluating the impact of the adoption of ASU 2016-02 on the consolidated financial statements.

On January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this ASU, among other things: (1) requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income; (2) requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes; and (3) requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (i.e., securities or loans and receivables). The Company adopted this ASU on January 1, 2019. The adoption of ASU 2016-01 had no material impact to the Company’s financial statements.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Cash and Cash Equivalents

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents.

Fair Value of Financial Instruments

Financial instruments, primarily cash, receivables, accounts payable and notes payable are reported at values which the Company believes are not significantly different from fair values. The Company believes no significant credit risk exists with respect to any of its financial instruments at December 31, 2020 and 2019, respectively.

Investment Securities

In accordance with FASB Accounting Standards Codification (ASC) Topic 320, Investments – Debt Securities, and ASC Topic 321, Investments – Equity Securities, investment securities are classified by management at the time of purchase and accounted for as follows:

Debt securities classified to be held to maturity are stated at cost. The Company has the positive intent and ability to hold these securities to maturity.

Other investment securities are carried at fair value with dividend and interest income reflected in net income for the years ended December 31, 2020 and 2019. The Company has invested in securities in the form of money market funds, mutual funds and limited partnership interests.

Fair Value Measurement

The Company follows the guidance in FASB ASC Topic 820, Fair Value Measurement, as it relates to fair value measurements and disclosures. This guidance provides a framework for measuring fair value and a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that are accessible at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

Level 2 inputs are inputs other than quoted prices included in Level 1 that are either directly or indirectly observable for the assets or liabilities. These inputs include: (a) quoted prices for similar assets or liabilities in inactive markets; (b) quoted prices for identical or similar assets or liabilities in markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset or liability; or (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means. If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 inputs are unobservable inputs for the assets or liabilities.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

The fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Depreciation and Amortization

Depreciation and amortization of property and equipment are calculated on the straight-line method over the assets’ estimated useful lives. The estimated useful lives of the property and equipment range from three to seven years.

Advertising Costs

The Company expenses advertising costs as incurred. These costs were approximately $375,000 and $190,000 for the years ended December 31, 2020 and 2019, respectively.

Software Development Costs

In accordance with FASB ASC 350, Intangibles – Goodwill and Other Subtopic (350-40): Internal Use Software, internally developed internal-use computer software development costs are capitalized beginning in the period that the preliminary project stage is complete and management commits to funding the project and it is probable the project will be completed and the software will be used to perform the function intended. Capitalization ceases at the point in which the project is substantially complete and ready for its intended use. During 2020 and 2019, software development costs of $1,200,007 and $1,409,423, respectively, were capitalized. Amortization of capitalized software development costs is over a five-year period using the straight-line method and amounted to $1,347,186 and $1,275,655 during the years ended December 31, 2020 and 2019, respectively. Software development costs are reported as a component of property and equipment in the Company’s consolidated balance sheets.

Allowance for Doubtful Accounts

Management reviews historical experience, the status of accounts receivable, and an analysis of possible bad debts to determine an allowance for doubtful accounts. Accounts are generally considered past due after 60 days. Receivables are written off based on individual credit evaluation and specific circumstances of the customer if considered necessary. As of December 31, 2020 and 2019, the Company had recorded an allowance for doubtful accounts of $1,095,176 and $660,126, respectively.

Loan Costs

In accordance with FASB ASU 2015-03, Interest - Imputation Subtopic (835-30): Simplifying the Presentation of Debt Issuance Costs, debt issuance costs related to a recognized debt liability are presented in the consolidated balance sheets as a direct deduction from the carrying amount of that debt liability and amortization expense is included in interest expense.

Loan closing costs are capitalized and amortized using the straight-line method over the life of the related loan, which approximates the effective interest method.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Intangible Assets

In accordance with accounting standards regarding business combinations and accounting for intangibles including FASB ASC 805, Business Combinations, and FASB ASC 350, Intangibles-Goodwill and Other, the Company has accounted for goodwill in a purchase business combination as the excess of the cost over the fair value of net assets acquired. The Company has elected to apply the accounting alternative set forth in FASB ASC 805 for recognition of identifiable intangible assets acquired in a business combination. Under the accounting alternative an acquirer shall not recognize separately from goodwill customer-related intangible assets unless they are capable of being sold or licensed independently from other assets of a business or noncompetition agreements. As a result, such identifiable intangible assets acquired will be amortized with goodwill over a ten-year period. In accordance with FASB ASC 350, the Company tests goodwill for impairment if an event occurs or circumstances change that indicate that the fair value of the entity may be below its carrying amount (triggering event). During 2020 and 2019, the Company did not recognize any impairment losses related to the goodwill recorded. Goodwill is deductible for tax purposes and will be amortized over a ten- year life. Business combinations have also resulted in other identifiable intangible assets being recognized. Amortization of identifiable intangible assets occurs over the estimated useful life of the intangible asset.

Income Taxes

GDI and all of its subsidiaries, except for GBI, are single member limited liability companies and are disregarded for federal, state and local income tax purposes. GBI is a corporation and has elected to be treated as a Qualified Subchapter S Corporation for federal income tax purposes. As a result, income or losses of the Company are reported and taxed on the personal income tax return of the member.

The Internal Revenue Service (IRS) began an examination of the GBI federal income tax returns for 2018 in the third quarter of 2020. As of December 31, 2020, the Company cannot reasonably estimate when the examination will be completed or if any material adjustments will be proposed by the IRS. As of December 31, 2020, management believes there are no uncertain tax positions as defined by FASB ASC 740, Income Taxes.

Included in distributions for the year ended December 31, 2020 and 2019, is approximately $15,102,000 and $4,322,000, respectively, related to GDI’s estimated income tax payments.

Events Occurring After Report Date

The Company has evaluated events and transactions that occurred between December 31, 2020 and April 8, 2021, which is the date that the consolidated financial statements were available to be issued, for possible recognition or disclosure in the consolidated financial statements. See Note 10.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

3. INVESTMENTS

The Company’s debt securities of $1,960,000 are to be held to maturity. In accordance with ASU 2016-01 discussed in Note 2, these financial instruments are measured at amortized cost at December 31, 2020.

Other investment securities are valued at fair value. Fair value is not indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following is a description of the valuation methodologies used for assets measured at fair value at December 31, 2020 and 2019:

Money market funds: Valued at cost, which approximates fair value.

Mutual funds: Valued at fair value based on quoted market prices, which represents the net asset value (NAV) of shares held by the Plan at year-end.

Limited partnership interests: Valued utilizing the equity method which approximates fair value. Limited partnership interests held by the Company are not actively traded.

All investments held are domestic.

The following tables present the investments subject to fair value measurement by valuation hierarchy level:

	Fair value measurements as of December 31,2020
	Total	Level 1	Level 2	Level 3
Investment
Money market fund	$7,046,201	$7,046,201	$-	$-
Mutual funds	6,007,907	6,007,907	-	-
Limited partnerships	845,238	-	-	845,238
Other investments	10,000	10,000	-	-
	$13,909,346	$13,064,108	$-	$845,238

	Fair value measurements as of December 31, 2019
	Total	Level 1	Level 2	Level 3
Investment
Money market fund	$17,748,438	$17,748,438	$-	$-
Other investments	10,000	10,000	-	-
	$17,758,438	$17,758,438	$-	$-

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

3. INVESTMENTS – CONTINUED

The following table sets forth a summary of changes in the fair value of the Plan’s Level 3 investment assets for the year ended December 31, 2020:

Limited Partnerships
BALANCE, BEGINNING OF YEAR	$-
Realized and unrealized gains, net	-
Issuances and settlements, net	845,238
BALANCE, END OF YEAR	$845,238

During 2020 the Company invested $200,000 in subscription agreements with a Georgia state bank which represents 20,000 shares at $10 per share and 5,000 shareholder warrants. Each shareholder warrant is exercisable to acquire one share of common stock for an exercise price of $10 per share. Each shareholder warrant is transferable and expires on the fifth anniversary of the date that the bank opens for business, subject to earlier call for exercise after the third anniversary of the date that the bank opens for business by the bank’s board of directors.

During 2020 the Company invested $645,238 in subscription agreements with a limited partnership. The Company’s total capital contribution commitment is $1,450,000.

During 2020 the Company purchased an interest in a term loan for $2,000,000 less a 2% closing fee of $40,000. The investment accrues interest at a rate of $20,000 per month. The balance is due in March 2021.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

4. PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2020 and 2019:

	2020	2019
PROPERTY AND EQUIPMENT
Software	$14,758,077	$13,498,355
Mobile app	539,325	539,325
Equipment	1,726,296	1,577,563
Backup data center	607,825	607,825
Furniture and fixtures	663,838	663,838
Website design	2,527,138	2,254,497
Advanced retail segmentation	99,912	99,912
Fixed asset in progress	32,334	33,395

	20,954,745	19,274,710
Less: accumulated depreciation	(15,124,413)	(13,138,367)
NET PROPERTY AND EQUIPMENT	$5,830,332	$6,136,343

Depreciation and amortization expense was $1,986,050 and $2,005,743 for the years ended December 31, 2020 and 2019, respectively. These amounts include amortization of capitalized software development costs as described in Note 2.

5. INTANGIBLE ASSETS

In December 2015 and 2014 the Company entered into agreements to purchase domain names for $84,159 and $600,000, respectively. In accordance with FASB ASC 350, intangible assets with finite lives are amortized over the estimated useful life. The estimated useful life of the domain names is ten years. During 2019, the Company sold the domain name (originally purchased for $600,000) for $335,000, which was the net book value at the date of sale.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

5. INTANGIBLE ASSETS – CONTINUED

Amortization expense incurred during 2020 and 2019 was $8,416 and $33,415, respectively. Accumulated amortization at December 31, 2020 and 2019, was $45,163 and $36,747, respectively. Estimated amortization expense for intangible assets is as follows:

For the Years Ending December 31,	Amount
2021	$8,695
2022	8,695
2023	8,695
2024	8,695
2025	4,216
Total	$38,996

6. DEBT

During 2016 the Company entered into a note payable agreement (Note Agreement A) with a financial institution dated June 27, 2016 which provided the Company with $30,000,000 and bore interest at a rate of 12% or LIBOR plus 11%, whichever was greater. During 2018, the Company amended Note Agreement A to include an additional financial institution and entered into another note payable agreement to borrow an additional $15,000,000. Accrued interest-only payments were payable:

(i) monthly in arrears on the first business day of each following month; and

(ii) at any time after the occurrence of an event of default as defined by Note Agreement A.

The note was paid in full during 2019.

During 2019 the Company entered into a note payable agreement which provided the Company with $1,811,850 and bore interest at a rate of 4.75%. The note was fully paid during 2019. Total interest expense recorded during 2019 on this note was $49,154.

During 2019 the Company entered into a note payable agreement (Note Agreement B) with a financial institution dated May 31, 2019 which provided the Company with $65,000,000 and bears interest at a rate of 8% plus the greater of 90-day LIBOR or 2% (10% at December 31, 2020). The 90-day LIBOR resets every 90 days. Payments on Note Agreement B are payable as follows:

(i) fixed quarterly payments of $1,750,000; and

(ii) an annual variable prepayment equal to 75% of the prior fiscal year free cash flow as defined by Note Agreement B.

The note matures May 31, 2024 and is due and payable in full on the earlier of the maturity date or upon the occurrence of an event of default as defined by Note Agreement B. The note is collateralized by all of the Company’s consolidated assets.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

6. DEBT – CONTINUED

The note payable balance as of December 31, 2020 and 2019 is as follows:

	2020	2019
Note payable with financial institution, maturing May 2024	$53,198,795	$61,500,000
Less current portion	(14,865,487)	(8,301,164)
Long-term portion	38,333,308	53,198,836
Less unamortized portion of loan costs	(1,662,628)	(2,150,617)
	$36,670,680	$51,048,219

As of December 31, 2020 and 2019, the gross carrying amount of loan costs was $2,443,699. Accumulated amortization amounted to $781,071 and $293,082 at December 31, 2020 and 2019, respectively. Amortization expense was $487,989 and $1,188,228 for the years ended December 31, 2020 and 2019, respectively, and is included in interest expense.

The Company must comply with certain covenants as defined in the debt agreement. As of December 31, 2020, the Company was in compliance with these covenants.

Subordinated Convertible Notes

During 2011 IA Tech issued a Private Placement Memorandum to accredited investors for the purchase of convertible notes with a maximum offering of $4,000,000 and no minimum offering.

During 2012 the Company began entering into subscription agreements with certain accredited investors. As of December 31, 2020, and 2019, there were no receipts through subscription agreements to acquire convertible notes still to be redeemed. During 2019, the Company redeemed the remaining $700,000 of the convertible notes. The interest rate on the convertible notes was 8% per annum. For every $100,000 invested to purchase convertible notes, the Company also issued the investor five-year warrants to acquire 4,000 of the Company’s shares at an exercise price of $5.00 per share. From 2012 through 2014 a total of 70,000 warrants were issued to investors at a de minimus value. There were no warrants outstanding at December 31, 2020 and 2019.

7. COMMITMENTS AND CONTINGENCIES

The Company leases its office facilities and a condo under non-cancelable operating leases that expire at various dates through 2024. In the normal course of business, it is expected that these leases will be renewed or replaced with agreements under similar terms. Lease expense amounted to $284,021 and $282,302 for the years ended December 31, 2020 and 2019, respectively.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

7. COMMITMENTS AND CONTINGENCIES – CONTINUED

Future commitments are as follows:

For the Years Ending December 31,
2021	$257,550
2022	265,283
2023	582,197
2024	133,458
Total	$1,238,488

In the ordinary course of business, the Company may from time-to-time be involved in various pending or threatened legal actions. The Company has a reserve account of $975,000 as of December 31, 2020 and 2019 related to a contract customer dispute. Management is of the opinion that there is no significant exposure as of the date of this report.

8. RETIREMENT PLAN

The Parent Company sponsors a 401(k) Plan. Employees are eligible to participate upon completion of six months of service. Employees may make elective deferrals up to statutory limits. The Company makes a safe-harbor contribution for each participant of 3% and has the option to make a discretionary contribution as well. For the year ended December 31, 2020 and 2019, Company contributions to the Plan totaled $64,306 and $49,628, respectively.

9. RELATED PARTY TRANSACTIONS

During 2019, the Company sold a domain name to a related party. See Note 5.

The Company has various related party receivables and payables. As of December 31, 2020 and 2019, related party receivables totaled $26,348,722 and $18,086,825, respectively. As of December 31, 2020 and 2019, related party payables totaled $7,574,978 and $5,917,823, respectively.

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GEMINI DIRECT INVESTMENTS, LLC AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

9. RELATED PARTY TRANSACTIONS – CONTINUED

Related party receivables are due to the Company from related entities as follows:

	2020	2019
TVP	$1,564,413	$431,676
Media Lodge, Inc.	1,578,389	456,500
Reserve for receivables from Media Lodge, Inc.	(1,334,662)	(531,468)
Media Lodge, LLC	242,746	829,193
GDI Air	1,928,725	1,757,725
Other related parties	22,369,161	15,143,199
	$26,348,772	$18,086,825

The majority of receivables from Media Lodge, Inc. have been reserved due to its Chapter 11 bankruptcy filing.

No related party payables are due to unconsolidated subsidiaries.

During 2016, the Company entered into a note receivable agreement with a related party for $28,500,000. The note accrues interest at 1.9% per year. Interest payments are due annually at each anniversary date, and principal is due at maturity on August 23, 2036. The Company recorded interest income of approximately $542,000 during 2020 and 2019, respectively.

In 2013, GBI contributed $250,000 in the initial setup of a micro captive on behalf of the member. The Company paid premiums on behalf of related entities to the micro captive. Premiums totaled $1,087,070 and $1,081,626 for years ended 2020 and 2019, respectively. These premiums have been allocated as expenses to the related entities. At December 31, 2020 and 2019, receivables related to payments made to the micro captive on behalf of other entities were $5,510,033 and $4,957,157, respectively.

10. SUBSEQUENT EVENTS

On April 30, 2021, GDI executed an agreement to merge with Ammo, Inc. (Ammo) and SpeedLight Group, I, LLC (SpeedLight), a wholly owned subsidiary of Ammo. As a result of the completion of the arrangement, the separate existence of GDI will cease and Ammo will continue its existence as the surviving company in the merger. The purchase included cash and stock in the surviving company.

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